EXHIBIT 10.7


                                ESCROW AGREEMENT

                                  RELATING TO:

                      INDUSTRIAL DEVELOPMENT REVENUE BONDS

               (LUND INDUSTRIES INCORPORATED PROJECT) SERIES 1994

                         OF THE CITY OF ANOKA, MINNESOTA

         THIS AGREEMENT is made the 29th day of December, 1998, by and between U.S. Bank Trust National Association, in Saint Paul, Minnesota (the "Escrow Agent") and Lund Industries Incorporated (the "Company"):

         WITNESSETH THAT:

         WHEREAS, the City of Anoka, Minnesota (the "Issuer") has heretofore issued $5,450,000 aggregate principal amount of its Industrial Development Revenue Bonds (Lund Industries Incorporated Project), Series 1994 (the "Bonds") pursuant to an Indenture of Trust dated as of September 1, 1994 (the "Indenture") by and between the Issuer and U.S. Bank Trust National Association, formerly known as First Trust National Association, as trustee (the "Trustee"), for the purpose of acquiring, constructing and equipping a manufacturing facility owned by the Company and located within the corporate boundaries of the Issuer (the "Project"); and

         WHEREAS, to provide for the defeasance of the Bonds, all in accordance with Section 6-2 of the Indenture, the Company has directed the Trustee to transfer $729,486.53 on deposit in the funds and accounts created under the Indenture to an Escrow Fund created herein, and has additionally delivered $3,181,560.03 of other funds to the Trustee for deposit to the Escrow Fund identified below (the "Escrow Fund"), which shall be held, invested and used in accordance with the terms and conditions of this Escrow Agreement; and

         WHEREAS, the foregoing sums shall simultaneously be invested in securities (the "Escrowed Obligations") as described in Exhibit A attached hereto, which Escrowed Obligations shall be used to pay debt service on the Bonds on each September 1 and March 1, from March 1, 1999 to and including September 1, 2004, the Stated Maturity of the Bonds, all as further described on Exhibit B hereto (the Escrowed Obligations (or evidence of the investment therein and constructive receipt of) are herein called the "Escrow Deposit");

         NOW, THEREFORE, in consideration of the premises and of the respective agreements on the part of the Escrow Agent and the Company herein contained, the parties hereto hereby agree as follows:

         1. Deposit. The Company hereby irrevocably directs that $729,486.53 be transferred by the Trustee to the Escrow Fund from the funds and accounts created under the Indenture, and herewith irrevocably delivers the sum of $3,181,560.03 for deposit to the Escrow Fund, and hereby directs and authorizes the Trustee to acquire the Escrowed Obligations described on Exhibit A attached hereto.

         2. Acknowledgment of Deposit and Transfer of Funds. Receipt of the Escrow Deposit shall be acknowledged on behalf of the Escrow Agent on the date hereof by execution of an Acknowledgment in the form attached hereto as Exhibit C by a duly authorized officer of the Escrow Agent. The Escrow Deposit shall be invested in the Escrowed Obligations specified in Exhibit A and the Escrow Agent is hereby authorized and directed to make such investments as instructed by the Company.

         3. Notice of Defeasance. Upon receipt of the Escrow Deposit, the Escrow Agent shall, in its capacity as the Trustee, mail a notice of defeasance to the owners of the Bonds.

         4. Compensation; Waiver of Lien. The fees and expenses of the Escrow Agent relative to its duties under this Agreement in the amount of $12,850.19 have been paid by the Company on the date hereof. Such amount is payment in full to the Escrow Agent relative to its duties hereunder. The Escrow Agent expressly waives any lien upon or claim against the moneys and investments in the Escrow Fund.

         5. Collection and Remittance; Payment of Principal of Bonds. The Escrow Agent will collect all remittances of interest on the Escrowed Obligations in the Escrow Fund as and when such interest becomes due and payable and will cause such Escrowed Obligations to be presented for payment and converted into cash on their respective maturity or due dates in accordance with the schedule of cash payments included in the Escrow Verification Report, prepared by McGladrey and Pullen (the "Escrow Report"). The Escrow Agent will remit from the Escrow Fund to the paying agent for the Bonds (which paying agent is currently the Trustee) the funds required for the payment of the Bonds as set forth on Exhibit B hereto.

         6. Sufficiency of Escrow Deposit. In reliance upon the Escrow Report, the Company represents, and the Escrow Agent acknowledges, that the amount of the Escrow Deposit deposited in the Escrow Fund, if the principal of and interest on the Escrowed Obligations are paid in accordance with their terms, is sufficient to produce cash in such amounts to enable the Escrow Agent to make full and timely payments of debt service on the Bonds as provided in paragraph 5 above.

         7. Release of Guaranty. In accordance with Section 2.02 of that certain Guaranty Agreement dated as of September 1, 1994, from Lund International Holdings, Inc. (the "Guarantor") in favor of the Trustee, the Guaranty shall remain in effect until the date which is one year plus 15 days after all Bonds shall have been paid or provided for (i.e. January 14, 2000). On such date the Trustee shall execute and deliver to the Company and the Guarantor a release of the Guaranty in the form of Exhibit D attached hereto.

         8. Trust; Remission of Remaining Moneys. It is recognized that the Escrowed Obligations and money held in the Escrow Fund from time to time shall be subject to the charge and lien thereon of this Escrow Agreement and the use thereof required to be made by the provisions of this Escrow Agreement. The Escrow Agent shall hold all such money and obligations in a special trust fund and account (herein the "Escrow Fund") separate and wholly segregated from all other funds and securities of the Company or the Escrow Agent or deposited with the Escrow Agent, and shall never commingle such money or securities with other money or securities, provided that nothing contained herein shall be construed as requiring the Escrow Agent to keep the identical moneys, or any part thereof, received for the Escrow Fund on hand, but moneys of an equal amount, except to the extent such are investments permitted under this Escrow Agreement, shall always be maintained on hand as funds held by the Escrow Agent as trustee, belonging to the Company, and a special account thereof evidencing such fact shall at all times be maintained on the books of the Escrow Agent, together with such investments.

         In the event of the Escrow Agent's failure to account for any money or obligations held by it in the Escrow Fund, such money and obligations shall be and remain the property of the Company, and if for any reason such money or obligations cannot be identified, all other assets of the Escrow Agent shall be impressed with a trust for the amount thereof and the Company shall be entitled to a preferred claim upon such assets. All moneys remaining in the Escrow Fund after payment therefrom of all sums required to be paid under this Escrow Agreement shall be promptly remitted to the Company.

         9. Sale and/or Reinvestment. (a) The Escrow Agent may sell or reinvest, or both, all or a part of the Escrowed Obligations, or the proceeds thereof, in securities set forth in Minnesota Statutes, Section 475.67, Subdivision 8, if and only if (i) such sales or reinvestment, or both, are approved by a duly authorized representative of the Company and otherwise permitted by the laws of Minnesota, (ii) an opinion of a certified public accountant or a financial advisor is first obtained to the effect that such sale or reinvestments, or both, will not prevent the Escrow Agent from making all of the payments to the paying agent of the Bonds as required in paragraph 5 above, and (iii) an opinion of nationally recognized bond counsel or tax counsel recognized as having an expertise in the area of tax-exempt financing is first obtained to the effect that such sales or reinvestment, or both, (A) will not cause the Bonds to become arbitrage bonds or prohibited advance refunding bonds under Sections 148 or 149(d) of the federal Internal Revenue Code of 1986, as amended, and the applicable regulations and administrative interpretations thereunder, (B) will not otherwise cause the interest on the Bonds to become includable in the gross income of the owners thereof for federal income tax purposes, and (C) will not materially adversely affect the legal rights of the holders of the Bonds.

         (b) The Escrow Agent shall notify the Company within two Business Days of monies becoming available. Monies credited to the Escrow Fund hereunder which are uninvested pending disbursement or receipt of proper investment directions or as directed herein, may be deposited to and held in a non-interest bearing demand deposit account established with the Commercial Banking Department of the Escrow Agent or with any bank affiliated with the Escrow Agent, without the pledge of securities to or other collateralization of such deposit accounts.

         10. Final Statement. No later than January 15 of each year the Escrow Agent shall render a statement to the Company, which statement shall set forth for the preceding twelve month period the cash on hand and Escrowed Obligations which have matured and the amounts received by the Escrow Agent by reason of such maturity, the interest earned on any of the Escrowed Obligations, a list of any investments or reinvestments made by the Escrow Agent in other Escrowed Obligations and the interest and/or principal derived therefrom, the amounts of cash paid for the principal and interest on the Bonds, as said payments became due and payable, and any other transactions of the Escrow Agent pertaining to its duties and obligations as set forth herein.

         11. Trust; Safekeeping. All Escrowed Obligations, moneys and investment income deposited with or received by the Escrow Agent pursuant to this Escrow Agreement shall be subject to the trust created by this Escrow Agreement, and the Escrow Agent shall be liable for the preservation and safekeeping thereof; provided, however, that it shall not be responsible for any depreciation in value of any of the Escrowed Obligations or for the reinvestment of the same except as herein provided.

         12. Duties; Obligations and Liabilities. The duties and obligations of the Escrow Agent shall be as prescribed by the provisions of this Escrow Agreement, and the Escrow Agent shall not be liable hereunder except for failure to perform its duties and obligations as specifically set forth herein or to act in good faith in the performance thereof, and no implied duties or obligations shall be incurred by the Escrow Agent other than those specified herein. The Escrow Agent may consult with counsel of its choice and the opinion of such counsel shall be full and complete authorization and protection with respect to any action taken or not taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

         13. Resignation; Successor. The Escrow Agent may at any time resign and be discharged of its obligations hereunder by giving to the Chief Financial Officer of the Company written notice of such resignation and by refunding to the Company a pro rata amount of the escrow fee described in paragraph 4 hereof based on the remainder of the term of this Escrow Agreement compared to its complete term, not less than 60 days before the date when the same is to take effect, and by publication of a copy of such notice in any available daily or weekly newspaper or periodical which circulates throughout the State of Minnesota and furnishes financial news as part of its service, not less than 30 days prior to such date. Such resignation shall take effect upon the appointment and qualification of a successor escrow agent. In the event of receipt of notice of such resignation, a successor shall be promptly appointed by the Company, and the Company shall immediately give written notice thereof to the predecessor agent and publish the same in a Minnesota newspaper as described above. If in a proper case no appointment of a successor agent is made within 45 days after the receipt by the Company of notice of such resignation, the Escrow Agent or the holder of any Bond may apply to any court of competent jurisdiction to appoint a successor Escrow Agent, which appointment may be made by the court after such notice, if any, as the court may prescribe.

         Any successor agent appointed hereunder shall execute, acknowledge and deliver to its predecessor agent and to the Company a written acceptance of such appointment, and shall thereupon without any further act, deed or conveyance become fully vested with all moneys, properties, duties and obligations of its predecessor, but the predecessor shall nevertheless pay over, transfer, assign and deliver all moneys, securities or other property held by it to the successor agent, shall execute, acknowledge and deliver such instruments of conveyance and do such other things as may reasonably be required to vest and confirm more fully and certainly in the successor agent all right, title and interest in and to the property held by it hereunder. Any bank into which the Escrow Agent may be merged or with which it may be consolidated or any bank resulting from any merger or consolidation to which it shall be a party or any bank to which it may sell or transfer all or substantially all of its corporate trust business shall, if the Company approves, be the successor agent without the execution of any document or the performance of any further act.

         14. Successors and Assigns; Beneficiaries. This Escrow Agreement shall be irrevocable and binding upon and shall inure to the benefit of the Company and the Escrow Agent and their respective successors and assigns. In addition, this Escrow Agreement shall constitute a third party beneficiary contract for the benefit of the Issuer and the holders at any time of the Bonds. Said third party beneficiaries shall be entitled to enforce performance and observance by the Company and Escrow Agent of the respective agreements and covenants herein contained as fully and completely as if said third party beneficiaries were parties hereto.

         15. Supplemental Agreements. For any one or more of the following purposes, the Company and Escrow Agent may enter into any supplemental agreements to this Escrow Agreement as shall not adversely affect the rights of the holder or holders of the Bonds and as shall not be inconsistent with the terms and provisions of this Escrow Agreement, without the consent of or notice to the holder or holders of the Bonds:

                  (a) To cure any ambiguity or formal defect or omission in this Escrow Agreement;

                  (b) To grant to, or confer upon, the Escrow Agent for the benefit of the holder or holders of the Bonds any additional rights, remedies, powers or authority that may lawfully be granted to, or conferred upon, such holder or holders; and

                  (c) To provide additional funds, securities or properties under this Escrow Agreement.

         16. Consent Otherwise to Amendments. Except as expressly provided in paragraph 15 above, this Escrow Agreement may not be repealed, revoked, altered or amended without the unanimous written consent of the Company and the holder or holders of the Bonds, and the written consent of the Escrow Agent.

         17. Headings. Headings in this Escrow Agreement are for convenience of reference only and are not a part hereof, and shall not limit or define the meaning of any provision hereof.

                                       U.S. BANK TRUST NATIONAL ASSOCIATION


                                       By        /s/ David H. Bluhm
                                          ---------------------------------
                                       Its         Vice President
                                          ---------------------------------
























Escrow Agreement by and between U.S. Bank Trust National Association and Lund Industries Incorporated

                                       LUND INDUSTRIES INCORPORATED


                                       By    /s/ Ronald C. Fox
                                          -------------------------
                                        Its Chief Financial Officer




























Escrow Agreement by and between U.S. Bank Trust National Association and Lund Industries Incorporated.

                                    EXHIBIT A

                              ESCROWED OBLIGATIONS

                             SCHEDULE OF INVESTMENTS

---------------------------------------------------------------------------------------------------------------------
 Maturity      Type     Coupon     Yield      $Price           Par        Principal Cost   +Accrued       =Total Cost
                                                              Amount                       Interest
---------------------------------------------------------------------------------------------------------------------
08/31/1999    T-NOTE    5.875%    4.581%    100.8351790%      520,000       524,342.93     10,127.07      534.470.00
08/31/2000    T-NOTE    6.250%    4.510%    102.7593140%      544,000       559,010.67     11,270.72      570,281.39
08/31/2001    T-NOTE    6.500%    4.535%    104.8792230%      579,000       607,250.70     12,475.69      619,726.39
08/31/2002    T-NOTE    6.250%    4.553%    105.6665840%      620,000       655,132.82     12,845.30      667,978.12
08/15/2003    T-NOTE    5.750%    4.494%    105.1930670%      659,000       693,222.31     14,003.75      707,226.06
08/15/2004    T-NOTE    7.250%    4.561%    113.2109530%      700,000       792,476.67     18,755.43      811,232.10
---------------------------------------------------------------------------------------------------------------------
                                                            3,622,000     3,831,436.10     79,477.96    3,910,914.06
---------------------------------------------------------------------------------------------------------------------

              COMPOSITION OF ESCROWED OBLIGATIONS

              Cash Deposit.........................................$      132.50
              Cost of Investments Purchased with Escrow Deposi.....$3,910,914.06

              Total Cost of Investments............................$3,911,046.56

                                    EXHIBIT B

                         DEBT SERVICE SCHEDULE FOR BONDS


-----------------------------------------------------------------------------------------------

                                CITY OF ANOKA, MINNESOTA
                           INDUSTRIAL DEVELOPMENT REVENUE BONDS
                          (LUND INDUSTRIES INCORPORATED PROJECT)
                                        SERIES 1994
                                   DEBT SERVICE SCHEDULE

-----------------------------------------------------------------------------------------------
    DATE            PRINCIPAL        COUPON      INTEREST        TOTAL P+1      FISCAL TOTAL
-----------------------------------------------------------------------------------------------
  09/01/1998               --        --            --              --                 --
  03/01/1999               --        --          114,742.50      114,742.50           --
  09/01/1999        520,000.00       6.100%      114,742.50      634,742.50       749,485.00
  03/01/2000               --        --           98,882.50       98,882.50           --
  09/01/2000        545,000.00       6.200%       98,882.50      643,882.50       742,765.00
  03/01/2001               --        --           81,987.50       81,987.50           --
  09/01/2001        580,000.00       6.300%       81,987.50      661,987.50       743,975.00
  03/01/2002               --        --           63,717.50       63,717.50           --
  09/01/2002        620,000.00       6.350%       63,717.50      683,717.50       747,435.00
  03/01/2003               --        --           44,032.50       44,032.50           --
  09/01/2003        660,000.00       6.400%       44,032.50      704,032.50       748,065.00
  03/01/2004               --        --           22,912.50       22,912.50           --
  09/01/2004        705,000.00       6.500%       22,912.50      727,912.50       750,825.00
-----------------------------------------------------------------------------------------------

           Total   3,630,000.00      --          852,550.00    4,482,550.00           --
-----------------------------------------------------------------------------------------------


                                    EXHIBIT C

                                 ACKNOWLEDGMENT

         I, being duly authorized to execute this acknowledgment on behalf of U.S. Bank Trust National Association, as Escrow Agent, do hereby acknowledge that there has on this date been irrevocably deposited with the Escrow Agent in trust for the security of the holders and owners of the City of Anoka, Minnesota's Industrial Development Revenue Bonds (Lund Industries Incorporated Project) each dated September 1, 1994, as the date of original issue, $3,911,046.56 as that certain Escrow Deposit required to be deposited with the Escrow Agent on December 29 1998 in accordance with the Escrow Agreement dated as of December 29, 1998, by and between the Escrow Agent and Lund Industries Incorporated.

         Dated this 29 day of December, 1998.

                                           U.S. BANK TRUST NATIONAL ASSOCIATION


                                           By
                                             ----------------------------------
                                            Its Vice President

                                    EXHIBIT D

                               RELEASE OF GUARANTY

         In accordance with Paragraph 7 of that certain Escrow Agreement (the "Escrow Agreement") dated December 29, 1998, between the undersigned and Lund Industries Incorporated (the "Company"), one year and fifteen (15) days has elapsed since the Company provided for payment of the City of Anoka, Minnesota Industrial Development Revenue Bonds (Lund Industries Incorporated Project) Series 1994 (the "Bonds") pursuant to the Escrow Agreement, and in consideration thereof, that certain Guaranty Agreement, dated as of September 1, 1994 (the "Guaranty"), between the undersigned and Lund International Holdings, Inc. (the "Guarantor") is hereby released and terminated.

Dated: January 14, 2000                    U.S. BANK TRUST NATIONAL ASSOCIATION



                                           By
                                             ----------------------------------

                                                 Title
                                                      -------------------------





                                      D - 1